Exhibit 10.1

Greens Worldwide Inc.

346 Woodland Church Road

Hertford, NC 27944

(252) 264-2064

November 20, 2006
AJW Partners, LLC 1044 Northern Boulevard Suite 302 Roslyn, NY 11576	AJW Offshore, Ltd. 1044 Northern Boulevard Suite 302 Roslyn, NY 11576

AJW Qualified Partners, LLC 1044 Northern Boulevard Suite 302 Roslyn, NY 11576	New Millennium Capital Partners II, LLC 1044 Northern Boulevard Suite 302 Roslyn, NY 11576

Re:	Greens Worldwide Inc. – Private Placement

Dear Sirs:

This letter sets forth the terms and conditions pursuant to which you (the “Buyers”) have agreed to (i) purchase from Greens Worldwide Inc. (the “Company”) certain Secured Promissory Notes in the aggregate principal amount of $600,000 (the “2006 Notes”), in the form attached to this letter agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Notes issued on September 19, 2006 (the “September Notes”).

By execution hereof, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. As an inducement to the Buyers to purchase the 2006 Notes, the Company hereby represents to the Buyers that the representations and warranties made by the Company in that certain Securities Purchase Agreement dated as of September 19, 2006 by and among the Company and the other parties thereto (the “Purchase Agreement”) are true and correct, except as otherwise set forth in the Schedules attached to this letter agreement. The Buyers severally (and not jointly) represent and warrant to the Company that each of the representations and warranties contained in Section 2 of the Purchase Agreement are true and correct with respect to each Buyer, to the same extent as if such representations and warranties were made by the Buyer in the Purchase Agreement. Further, the Company hereby agrees to perform all of the other covenants and agreements contained in the Purchase Agreement to the same extent as if such covenants and agreements were made to the Buyers.

AJW Partners, LLC

AJW Offshore, Ltd.

AJW Qualified Partners, LLC

New Millennium Capital Partners II, LLC

January 19, 2006

2. As a further inducement for the Buyers to purchase the 2006 Notes to secure timely payment, performance and discharge in full, of all of the Company’s obligations thereunder, Thomas Kidd hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Buyers, a continuing security interest in 2,500,000 shares of the Company’s restricted common stock, no par value per share (the “Collateral”).

3. As a further inducement for the Buyers to purchase the 2006 Notes and to secure timely payment, performance and discharge in full, of all of the Company’s obligations thereunder, Thomas Kidd shall enter into the Guaranty and Pledge Agreement of even date hereof in the form attached hereto.

4. The Company agrees to enter into a Deposit Control Account Agreement and will use its best efforts to have its bank agree to such agreement. In the event the Company does not get the Deposit Control Account Agreement executed within 15 days of the date of this Agreement, they Buyer may, by written notice to the Company, declare the Notes immediately due and payable under the Note without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

5. Upon the occurrence of an Event of Default (as defined in the September Notes), this Letter Agreement shall terminate and the Buyers may exercise all rights available to them under the September Notes.

6. The Company represents and warrants that its Board of Directors has approved the transactions contemplated by this letter agreement.

7. All other provisions of the September Notes shall remain in full force and effect.

[Signature Page Follows]

Please signify your agreement with the foregoing by executing this letter agreement where indicated and returning it to the undersigned.

Sincerely,

GREENS WORLDWIDE INC.

By:	/s/ Thomas Kidd
Thomas Kidd
Chief Executive Officer

ACCEPTED AND AGREED:

AJW PARTNERS, LLC

By:	SMS GROUP, LLC

/s/ Corey S. Ribotsky Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.

By:	FIRST STREET MANAGER II, LLC

/s/ Corey S. Ribotsky Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC

By:	AJW MANAGER, LLC

/s/ Corey S. Ribotsky Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC

By:	FIRST STREET MANAGER II, LLC

/s/ Corey S. Ribotsky Corey S. Ribotsky, Manager